SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report: (Date of earliest event reported) July 30, 2002



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                               1-3247                16-0393470
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)



                  One Riverfront Plaza, Corning, New York 14831
               (Address of principal executive offices) (Zip Code)


                                 (607) 974-9000
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

On July 29, 2002, Moody's Investors Service issued a press release lowering Corning Incorporated's long-term debt credit rating from Baa3 to Ba2 and short-term debt credit rating from Prime-3 to Not Prime. Also on July 29, 2002, Standard and Poor's issued a press release lowering the Company's long-term debt credit rating from BBB- to BB+ and short-term debt credit rating from A-3 to B. The credit rating agencies maintained negative outlooks.



Item 9.  Regulation FD Disclosure
         ------------------------

On July 24, 2002, the Chairman and Chief Executive Officer as well as the Vice Chairman and Chief Financial Officer of Corning Incorporated each signed the Statement Under Oath required by the Securities and Exchange Commission Order of June 27, 2002 in conjunction with filing the Second Quarter Report on Form 10-Q on July 24, 2002. These were filed with and received by the Securities and Exchange Commission on July 26, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission on July 29, 2002, the two Statements Under Oath are furnished herewith as Exhibit 99.1 and 99.2.

     (c)  Exhibits.

     99.1 Principal Executive Officer Signed Statement Under Oath dated July 24, 2002

     99.2 Principal Financial Officer Signed Statement Under Oath dated July 24, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  July 30, 2002          By /s/     KATHERINE A. ASBECK
                                         Katherine A. Asbeck
                                         Senior Vice President and Controller

                                INDEX TO EXHIBITS
                                -----------------





(c)  Exhibits

99.1 Principal  Executive  Officer  Signed  Statement  Under Oath dated July 24,
     2002.

99.2 Principal  Financial  Officer  Signed  Statement  Under Oath dated July 24,
     2002.

                                                                    Exhibit 99.1


                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, James R. Houghton, Chairman and Chief Executive Officer, state and attest that:

     (1)  to the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Corning   Incorporated,   and,  except  as  corrected  or
          supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2)  I  have  reviewed  the  contents  of  this   statement   with  Corning
          Incorporated's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for Fiscal Year ended December 31, 2001 as filed with the U.S. Securities and Exchange Commission on March 4, 2002 and Annual Report on Form 10-K/A for Fiscal Year ended December 31, 2001 as filed with the U.S. Securities and Exchange Commission on March 7, 2002 of Corning Incorporated;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Corning Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.




/s/  James R. Houghton                    Subscribed and sworn to before me
--------------------------                this 24 day of July, 2002.
James R. Houghton
Chairman and Chief Executive Officer
Corning Incorporated

Date:  July 24, 2002                      /s/ Sherry L. Smith
                                          -----------------------
                                          Notary Public

                                          My Commission Expires:  March 15, 2003

                                                                    Exhibit 99.2


                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, James B. Flaws, Vice Chairman and Chief Financial Officer, state and attest that:

     (1)  to the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Corning   Incorporated,   and,  except  as  corrected  or
          supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2)  I  have  reviewed  the  contents  of  this   statement   with  Corning
          Incorporated's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for Fiscal Year ended December 31, 2001 as filed with the U.S. Securities and Exchange Commission on March 4, 2002 and Annual Report on Form 10-K/A for Fiscal Year ended December 31, 2001 as filed with the U.S. Securities and Exchange Commission on March 7, 2002 of Corning Incorporated;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Corning Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.




/s/ James B. Flaws                        Subscribed and sworn to before me
-----------------------                   this 24 day of July, 2002.
James B. Flaws
Vice Chairman and Chief Financial  Officer
Corning Incorporated

Date:  July 24, 2002                      /s/ Sherry L. Smith
                                          -----------------------
                                          Notary Public

                                          My Commission Expires:  March 15, 2003